Dreyfus
Money Market
Reserves

Annual Report


October 31, 1995

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with a review of the economic environment as well as performance information for Dreyfus Money Market Reserves for the 12-month period ended October 31, 1995. As you may know, the Fund changed its name from Dreyfus/Laurel Prime Money Market Fund to Dreyfus Money Market Reserves on June 9, 1995.

ECONOMIC REVIEW
The Economy Reaccelerates Modestly

        After slowing down somewhat during the first six months of the Fund's recent fiscal period, the U.S. economy began to pick up its pace once again. Lower interest rates rekindled demand in such credit-sensitive sectors as autos and houses. Meanwhile, many companies stopped cutting production. However, investors should take note of several limiting factors which are now pointing to continued low inflation and an economic expansion that will be muted rather than robust.

        First of all, certain foreign economies, especially Mexico and Japan, are still struggling. This economic lethargy, along with the rebounding dollar, should continue to restrain U.S. export growth. Second, since household spending rose faster than income over the year, it is likely that consumers will stop spending and start saving again. Higher home sales will probably stimulate housing-related retail sales, but spending for other discretionary items could easily soften. Finally, the lead sector of the U.S. economy, capital spending, is beginning to move sideways of late as lack of pricing power trims business profits and cash while making it more difficult to justify additional expansion plans. In addition, the economies of California and the heavily populated Northeast region are lagging far behind the rest of the nation, so the overall economy is actually not firing on all cylinders. All of these factors point toward more moderate economic growth going forward, which should help keep inflation at bay.

Inflation Slows More Than Expected

        By early October, 1995, inflation had dropped to approximately 2-1/2%, a more dramatic slowdown than many analysts had expected. This deceleration allayed fears that the economy was operating close to full capacity, a situation which could have begun to stimulate inflation. At the same time, long-term disinflationary forces have continued to stymie the ability of businesses to raise prices on their goods and services.

        This scenario of relatively stable economic growth and low inflation could set the stage for the Federal Reserve Board to lower interest rates again. A key interest rate, the Federal Funds rate, is currently more than 3% above the underlying inflation rate. Thus, monetary policy is still restrictive by historical standards and the Fed could easily defend another easing step. However, we believe the Fed will wait for more economic data along with a resolution of the Federal budget before determining if, when, and how much to ease rates.

Market Outlook

        As short-term interest rates have fallen in recent months, so have yields on money market securities and mutual funds. In terms of supply and demand, interest-rate uncertainty kept supplies of new money market securities fairly light during the recent period as issuers awaited the next move by the Federal

Reserve Board. At the same time, demand stayed fairly steady as investors continued to recognize the importance of money market instruments in a balanced investment portfolio.

        Although the market has ebbed and flowed along with new economic data and interest rate perceptions, it currently presents a relatively stable, positive environment for money market investors. The market will be watching Federal budget negotiations and the Fed carefully, along with the economy.

PORTFOLIO REVIEW

        Dreyfus Money Market Reserves once again delivered competitive yields while maintaining its high quality and stable net asset value of $1.00. For the 12 months ended October 31, 1995, the Fund provided a yield of 5.22% for its Investor shares and 5.44% for Class R shares. Reinvesting the Fund's dividends and calculating the effect of compounding resulted in an effective yield of 5.35% for Investor shares and 5.58% for Class R shares.*

        In managing the Fund during the period, our strategy focused on generating high current income while at the same time maintaining a high quality investment portfolio. To this end, the Fund maintained approximately 15% of its assets in floating rate securities. Interest rates on floating rate securities adjust at regular intervals based on traditional money market indices. When market rates rise, investors generally benefit. Conversely, when market rates fall, the yields on these securities usually drop accordingly. During the recent fiscal period, investments in floating rate securities boosted the Fund's income stream and, in general, provided more income than investments in overnight or six-month commercial paper.

         With the future direction of interest rates still unclear, we also maintained a relatively short average maturity of between 40 and 50 days for the Fund's portfolio. We believe this should help to provide the Fund with enough flexibility to respond to changes in the level of interest rates.

        Going forward, we will be monitoring the economy, interest rates and Federal budget negotiations very carefully. We will continue to seek a competitive amount of income by investing in a well-diversified portfolio of traditional money market instruments while maintaining our focus on stability, high quality and liquidity.

                                                        Sincerely,




                                                        Roberta A. Shea
                                                        Portfolio Manager

November 15, 1995
New York, N.Y.


*Effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

                                                                                        Principal
Negotiable Bank Certificates of Deposit--5.7%                                             Amount             Value
-------------------------------------------------------------------------             ------------        ------------
Deutsche Bank AG (London)
    5.81%, 1/19/96.......................................................             $  7,000,000        $  6,999,281
Skandinaviska Enskilda Banken
    6.01%, 9/30/96.......................................................               10,000,000          10,000,000
                                                                                                          ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $16,999,281)...................................................                                 $ 16,999,281
                                                                                                          ------------

Commercial Paper--53.1%
-------------------------------------------------------------------------
AI Credit Corp.
    5.85%, 11/1/95.......................................................             $  7,200,000        $  7,200,000
Allied-Signal Inc.
    5.76%, 11/6/95.......................................................                7,500,000           7,494,021
AT & T Corp.
    5.87%, 11/1/95.......................................................                7,200,000           7,200,000
Anheuser-Busch Companies Inc.
    5.69%, 11/6/95.......................................................                7,500,000           7,494,094
Banc One Funding Corp.
    5.74%, 11/6/95.......................................................                2,396,000           2,394,103
Banca Crt Financial Corp.
    5.83%, 1/17/96.......................................................                7,000,000           6,913,910
Bankers Trust New York Corp.
    5.73%, 12/7/95.......................................................               10,000,000          10,000,000
Bayerische Vereinsbank AG
    5.95%, 7/15/96.......................................................               10,000,000(a)       10,000,000
Cargill Inc.
    5.85%, 11/1/95.......................................................                7,200,000           7,200,000
Cogentrix of Richmond
    5.76%, 11/21/95......................................................                7,000,000           6,977,717
Commonwealth Bank of Australia
    5.88%, 11/1/95.......................................................                7,200,000           7,200,000
Eksport Finans A/S
    5.80%, 1/5/96........................................................                7,000,000           6,927,579
Enel Inc.
    5.75%, 12/14/95......................................................               13,000,000          12,911,958
Generale Bank
    5.75%, 3/15/96.......................................................               10,000,000           9,790,375
Great Lakes Chemical Corp.
    5.76%, 11/28/95......................................................                6,000,000           5,974,215
Jefferson Smurfit Inc.
    5.78%, 2/6/96........................................................                5,000,000           4,923,882
Koch Industries
    5.90%, 11/1/95.......................................................                7,200,000           7,200,000
Merrill Lynch International Australia
    5.77%, 11/29/95......................................................                4,000,000           3,982,142
Pfizer Inc.
    5.72%, 11/3/95.......................................................                7,000,000           6,997,779
Raytheon Co.
    5.90%, 11/1/95.......................................................                7,000,000           7,000,000

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

                                                                                        Principal
Commercial Paper (continued)                                                              Amount             Value
-------------------------------------------------------------------------             ------------        ------------
San Paolo
    5.90%, 11/1/95.......................................................             $  7,200,000        $  7,200,000
WMX Technologies Inc.
    5.76%, 11/16/95......................................................                7,300,000           7,282,510
                                                                                                          ------------
TOTAL COMMERCIAL PAPER
    (cost $160,264,285)..................................................                                 $160,264,285
                                                                                                          ------------

Corporate Notes--13.1%
-------------------------------------------------------------------------
Bear Stearns Companies Inc.
    6.03%, 6/12/96.......................................................              $ 6,000,000(a)     $  6,000,000
Bear Stearns Ser B Mtn
    5.83%, 8/5/96........................................................                9,000,000(a)        9,000,000
Boatmens Bank
    5.84%, 6/12/96.......................................................                5,000,000(a)        5,000,000
Boatmen First Stn
    5.85%, 6/12/96.......................................................               10,000,000(a)       10,000,000
Comerica Bank
    5.51%, 11/15/95......................................................                9,500,000(a)        9,499,666
                                                                                                          ------------
TOTAL CORPORATE NOTES
    (cost $39,499,666)...................................................                                 $ 39,499,666
                                                                                                          ------------
Promissory Note--3.3%
-------------------------------------------------------------------------
Compagnie Bancair USA Fin
    5.76%, 4/29/96
    (cost $9,999,021)....................................................             $ 10,000,000(a)     $  9,999,021
                                                                                                          ------------
Short-Term Bank Notes--5.6%
-------------------------------------------------------------------------
PNC Bank NA
    5.88%, 8/12/96.......................................................             $ 10,000,000(a)     $  9,995,463
Wachovia Corp., N.C.
    5.74%, 11/27/95......................................................                7,000,000           7,000,000
                                                                                                          ------------
TOTAL SHORT TERM BANK NOTES
    (cost $16,995,463)...................................................                                 $ 16,995,463
                                                                                                          ------------

Time Deposit--2.3%
-------------------------------------------------------------------------
Nationsbank Of Texas (Nassau)
    5.91%, 11/1/95
    (cost $7,000,000)....................................................             $  7,000,000        $  7,000,000
                                                                                                          ------------

Repurchase Agreements--16.0%
-------------------------------------------------------------------------
Lehman Government Securities Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $23,144,760 (fully collateralized by
    $22,675,000 U.S. Treasury Notes, 7.50%,
    due 1/31/97, value $23,141,000)......................................             $ 23,141,000        $ 23,141,000

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

                                                                                        Principal
Repurchase Agreements (continued)                                                         Amount             Value
-------------------------------------------------------------------------             ------------        ------------
Salomon Brothers Inc.
    Dated 10/31/95, due 11/1/95 in the amount
    of $25,004,063 (fully collateralized by
    $24,509,000 U.S. Treasury Notes, 7.00%,
    due 4/15/99, value $25,000,000)......................................             $ 25,000,000        $ 25,000,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
    (cost $48,141,000)...................................................                                 $ 48,141,000
                                                                                                          ------------
TOTAL INVESTMENTS
    (cost $298,898,716).........................................    99.1%                                 $298,898,716
CASH AND RECEIVABLES--NET.......................................     0.9%                                 $  2,707,412
                                                                   ------                                 ------------
NET ASSETS .....................................................   100.0%                                 $301,606,128
                                                                   ------                                 ------------
                                                                   ------                                 ------------

Note to Statement of Investments;
-----------------------------------------------------------------------------
(a) Variable interest rate--subject to change.



                     See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          October 31, 1995

ASSETS:
    Investments in securities, at value (cost $298,898,716)-see Statement of
      Investments (including repurchase agreements of $48,141,000)..........                               $298,898,716
    Cash....................................................................                                  2,307,100
    Interest receivable.....................................................                                  1,215,050
    Other receivables.......................................................                                      4,005
                                                                                                           ------------
      302,424,871
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                  $242,499
    Dividends payable.......................................................                   525,699
    Directors' fees payable-Note 2(c).......................................                    50,545          818,743
                                                                                              --------     ------------
NET ASSETS..................................................................                               $301,606,128
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $301,617,006
    Accumulated net realized (loss) on investments..........................                                    (10,878)
                                                                                                           ------------
NET ASSETS at value.........................................................                               $301,606,128
                                                                                                           ------------
                                                                                                           ------------
            NET ASSET VALUE, offering and redemption price per share:

    Investor Shares
         (2 billion shares of $.001 par value Capital Stock authorized)
      ($161,819,261 / 161,825,017 shares of Capital Stock outstanding)......                                      $1.00
                                                                                                                  -----
                                                                                                                  -----
     Class R Shares
         (2 billion shares of $.001 par value Capital Stock authorized)
      ($139,786,867 / 139,791,989 shares of Capital Stock outstanding)......                                      $1.00
                                                                                                                  -----
                                                                                                                  -----

                     See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Operations                           Year ended October 31, 1995

INVESTMENT INCOME:
    Interest Income.........................................................                                $18,194,648

    Expenses:
      Investment management fee--Note 2(a)..................................                $1,479,772
      Distribution fee (Investor shares)-Note 2(b)..........................                   346,318
      Directors' fees and expenses--Note 2(c)...............................                    53,795
          Total Expenses....................................................                                  1,879,885
                                                                                            ----------      -----------

INVESTMENT INCOME--NET......................................................                                 16,314,763

NET REALIZED (LOSS) ON INVESTMENTS..........................................                                    (10,878)
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $16,303,885
                                                                                                            -----------
                                                                                                            -----------

                      See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                      -------------------------------
                                                                                           1995              1994
                                                                                      ------------       ------------
OPERATIONS:
    Investment income--net...............................................             $ 16,314,763       $  4,078,746
    Net realized (loss) on investments...................................                  (10,878)            --
                                                                                      ------------       ------------
      Net Increase In Net Assets Resulting From Operations...............               16,303,885          4,078,746
                                                                                      ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................               (9,095,601)           (44,787)
      Class R Shares.....................................................               (7,219,162)        (4,033,959)
                                                                                      ------------       ------------
        Total Dividends..................................................              (16,314,763)        (4,078,746)
                                                                                      ------------       ------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share)*:
    Net proceeds from shares sold:
      Investor Shares....................................................              314,697,956          6,781,761
      Class R Shares.....................................................              225,926,525        214,477,712
    Issued in exchange for shares of Dreyfus/Laurel Cash Management Fund:
      Investor Shares....................................................              209,866,862               --
    Dividends reinvested:
      Investor Shares....................................................                8,003,722             31,002
      Class R Shares.....................................................                4,593,646          2,593,570
    Cost of shares redeemed:
      Investor Shares....................................................             (374,354,965)        (3,201,321)
      Class R Shares.....................................................             (215,481,690)      (196,077,833)
                                                                                      ------------       ------------
        Increase In Net Assets From Capital Stock Transactions...........              173,252,056         24,604,891
                                                                                      ------------       ------------
          Total Increase In Net Assets...................................              173,241,178         24,604,891
NET ASSETS:
    Beginning of year....................................................              128,364,950        103,760,059
                                                                                      ------------       ------------
    End of year..........................................................             $301,606,128       $128,364,950
                                                                                      ------------       ------------
                                                                                      ------------       ------------

---------------
* The Fund commenced selling Investor shares on April 6, 1994. Any shares outstanding prior to April 4, 1994 were designated as Class R shares of the Fund.

                      See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                        Investor Shares                        Class R Shares
                                     --------------------    -------------------------------------------------------
                                           Year Ended
                                          October 31,                      Year Ended October 31,
                                     --------------------    -------------------------------------------------------
PER SHARE DATA:                       1995      1994(1)(2)    1995      1994(2)(3)    1993        1992        1991
                                     -------    ---------    -------    ---------    -------     -------     -------
    Net asset value, beginning
      of year.................       $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                     -------     -------     -------     -------     -------     -------     -------
    Investment Operations;
    Investment income--net.....        .0516       .0211       .0531       .0344(4)    .0280       .0385       .0621
                                     -------     -------     -------     -------     -------     -------     -------
    Distributions;
    Dividends from investment
      income--net..............       (.0516)     (.0211)     (.0531)     (.0344)     (.0280)     (.0385)     (.0621)
                                     -------     -------     -------     -------     -------     -------     -------
    Net asset value, end of year     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                     -------     -------     -------     -------     -------     -------     -------
                                     -------     -------     -------     -------     -------     -------     -------

TOTAL INVESTMENT RETURN.........        5.28%       2.14%       5.44%       3.52%       2.84%       3.92%       6.39%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets................         .70%        .71%(5)     .50%        .51%(6)     .50%(7)     .50%(7)     .50%(7)
    Ratio of net investment income
      to average net assets             5.25%       3.31%(5)    5.40%       3.51%(6)    2.80%(7)    3.88%(7)    6.13%(7)
    Net Assets, end of year
      (000's Omitted)..........     $161,819      $3,611    $139,787    $124,754    $103,760     $91,848    $105,329

------------------
(1) The Fund commenced selling Investor shares on April 6, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) The Fund commenced selling Investor shares on April 6, 1994. Those shares outstanding prior to April 4, 1994 were redesignated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(4) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0331.
(5) Annualized.
(6) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.64%.
(7) For the years or period ended October 31, 1992 and 1991, the investment adviser waived all or a portion of its advisory fee amounting to $.0007 and $.0010 per share, resepectively. For the years or period ended October 31, 1993, 1992 and 1991, the investment adviser reimbursed expenses of the Fund amounting to $.0036, $.0027 and $.0018 per share, respectively.

                      See notes to financial statements.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

          The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Money Market Reserves (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

          On August 1, 1995, the Fund's Directors approved a change to the Fund's name, effective June 9, 1995, from "Dreyfus/Laurel Prime Money Market Fund" to "Dreyfus Money Market Reserves."

          The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

          (a) Portfolio Valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

          It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

          (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          (d) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

          (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2003.

          At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2 -- Investment Management Fee and Other Transactions with Affiliates:

         (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).
          (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $346,318.

          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

          (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3 -- Reorganization:

    On November 7, 1994, Dreyfus Money Market Reserves, acquired the assets and certain liabilities of the Dreyfus/Laurel Cash Management Fund, in exchange for shares of Dreyfus Money Market Reserves, pursuant to a plan of reorganization approved by Dreyfus/Laurel Cash Management Fund shareholders on May 20, 1994. Total shares issued by Dreyfus Money Market Reserves and the total net assets of Dreyfus/Laurel Cash Management Fund acquired are set forth in the Statement of Changes in Net Assets.

Dreyfus Money Market Reserves
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

[LOGO]

Dreyfus Money Market Reserves
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.



Printed in U.S.A.                       317/717AR9510